Exhibit 10.22

FIRST AMENDMENT AND ASSUMPTION AGREEMENT

This FIRST AMENDMENT AND ASSUMPTION AGREEMENT, dated as of December 29, 2006 (this “Agreement”), is among REDDY ICE HOLDINGS, INC., a Delaware corporation (“Parent”), REDDY ICE GROUP, INC., a Delaware corporation (the “Existing Borrower”), REDDY ICE CORPORATION, a Nevada corporation (the “New Borrower”), the Lenders (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below) party hereto and CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent.

W I T N E S S E T H:

WHEREAS, (a) the Existing Borrower, the Lenders, the Administrative Agent, the Syndication Agent, the Co-Documentation Agents and the Lead Arrangers, are party to the Amended and Restated Credit Agreement, dated as of August 9, 2005 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Agreement and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), (b) the Existing Borrower has entered into the Borrower Pledge and Security Agreement, dated as of August 15, 2003 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Borrower Pledge and Security Agreement”), in favor of the Administrative Agent, (c) Parent has entered into the Amended and Restated Parent Guaranty and Pledge Agreement, dated as of August 12, 2005 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Parent Guaranty and Pledge Agreement”, and as amended by this Agreement and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Parent Guaranty and Pledge Agreement”), in favor of the Administrative Agent and (d) the New Borrower and the other Subsidiaries of the Existing Borrower have entered into the Subsidiary Pledge and Security Agreement, dated as of August 15, 2003 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Subsidiary Pledge and Security Agreement”), in favor of the Administrative Agent;

WHEREAS, (a) pursuant to (i) the Agreement and Plan of Merger, dated as of December 29, 2006 (the “IP Merger Agreement”), between the New Borrower and Reddy Ice IP, Inc., a Nevada corporation (“Reddy Ice IP”), (ii) the Agreement and Plan of Merger, dated as of December 29, 2006 (the “Southern Merger Agreement”), between the New Borrower and Southern Bottled Water Company, Inc., a Nevada corporation, (“Southern”), and (iii) the Agreement and Plan of Merger, dated as of December 29, 2006 (the “Cassco Merger Agreement”, together with the IP Merger Agreement and the Southern Merger Agreement, collectively, the “Subsidiary Merger Agreement”) between the New Borrower and Cassco Ice & Cold Storage, Inc., a Virginia corporation (“Cassco”, together with Reddy Ice IP and Southern, the “Target Subsidiaries”), the Target Subsidiaries will be merged with and into the New Borrower, with the New Borrower as the surviving corporation (the “Subsidiary Merger”) and (b) pursuant to the Agreement and Plan of Merger, dated as of December 29, 2006 (the “Borrower Merger Agreement” and, together with the Subsidiary Merger Agreement, the “Merger Agreements”), among the Existing Borrower and the New Borrower, the Existing Borrower will be merged with and into the New Borrower, with the New Borrower as the surviving corporation (the “Borrower Merger”, and collectively with the Subsidiary Merger, the “Restructuring”);

WHEREAS, in consideration for the Restructuring and in order to induce the Lenders to agree to the amendments set forth herein, the New Borrower will assume the obligations of the Existing Borrower under the Existing Credit Agreement and the other Existing Loan Documents to which the Existing Borrower is a party;

WHEREAS, the New Borrower has requested that the Lenders amend certain provisions of the Existing Credit Agreement and the other Existing Loan Documents; and the Lenders party hereto are willing to amend the Existing Credit Agreement and the Existing Loan Documents as set forth below on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION  1.1.  Certain Definitions.  The following terms when used in this Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

“Agreement” is defined in the preamble.

“Amendment Effective Date” is defined in Section 4.1.

“Assumption” is defined in the clause (c) of Article II.

“Borrower Merger” is defined in the second recital.

“Borrower Merger Agreement” is defined in the second recital.

“Cassco” is defined in the second recital.

“Cassco Merger Agreement” is defined in the second recital.

“Credit Agreement” is defined in the first recital.

“Existing Borrower” is defined in the preamble.

“Existing Borrower Pledge and Security Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“Existing Parent Guaranty and Pledge Agreement” is defined in the first recital.

“Existing Subsidiary Pledge and Security Agreement” is defined in the first recital.

“Existing Loan Documents” means the “Loan Documents” as defined in the Existing Credit Agreement.

“IP Merger Agreement” is defined in the second recital.

“Loan Documents” means the Existing Loan Documents as amended by this Agreement.

“Merger Agreements” is defined in the second recital.

“New Borrower” is defined in the preamble.

“Parent” is defined in the preamble.

“Parent Guaranty and Pledge Agreement” is defined in the first recital.

“Reddy Ice IP” is defined in the second recital.

“Restructuring” is defined in the second recital.

“Southern” is defined in the second recital.

“Southern Merger Agreement” is defined in the second recital.

“Subsidiary Merger” is defined in the second recital.

“Subsidiary Merger Agreement” is defined in the second recital.

“Target Subsidiaries” is defined in the second recital.

SECTION  1.2.  Other Definitions.  Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Agreement with such meanings.

ARTICLE II

ASSUMPTION

Effective on (and subject to the occurrence of) the Amendment Effective Date, the New Borrower hereby

(a)  assumes (pursuant to this Agreement) and agrees to be bound by, perform, observe and hereby confirms each and every covenant, agreement, term, condition, obligation, appointment, duty and liability of the Existing Borrower under and with respect to the Existing Credit Agreement and each other Existing Loan Document;

(b)  accepts and assumes all liabilities of the Existing Borrower related to any representation or warranty made by, and all rights and powers of, the Existing Borrower under or in connection with, the Existing Credit Agreement and each other Existing Loan Document; and

(c)  confirms and acknowledges that, upon the effectiveness hereof, it will be the “Borrower” referred to in the Credit Agreement, each other Loan Document and each other document and agreement entered into in connection therewith that was executed and delivered by the Existing Borrower, and hereby agrees to perform and observe all the covenants, agreements, terms, conditions, obligations, appointments, duties and liabilities of the “Borrower” under the Credit Agreement, each other Loan Document and each other document and agreement entered into in connection therewith that was executed and delivered by the Existing Borrower (the assumptions, acceptances, acknowledgements, agreements, confirmations and other actions of the New Borrower set forth in clauses (a) through (c) above are herein referred to as the “Assumption”).

ARTICLE III

AMENDMENT

Effective on (and subject to the occurrence of) the Amendment Effective Date, the provisions of the Existing Loan Documents referred to below are hereby amended in accordance with this Article III.

SECTION  3.1.  Amendments to Existing Loan Documents (Generally).  The term “Borrower” referred to in the Existing Credit Agreement, each other Existing Loan Document and each other document and agreement entered into in connection therewith that was executed and delivered by the Existing Borrower shall hereinafter refer to the New Borrower, other than (a) any representation, warranty, condition or other provision of any kind to the extent relating to a date prior to the Amendment Effective Date or (b) if the context otherwise requires.

SECTION  3.2.  Amendments to Existing Credit Agreement.

SECTION  3.2.1.  Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order therein:

“First Amendment and Assumption Agreement” means the First Amendment and Assumption Agreement, dated as of January 1, 2007, among Parent, Reddy Ice Group, Reddy Ice Corporation and the Administrative Agent.

“First Amendment Effective Date” means the “Amendment Effective Date” as defined in the First Amendment and Assumption Agreement.

“Reddy Ice Corporation” means Reddy Ice Corporation, a Nevada corporation.

“Reddy Ice Group” means Reddy Ice Group, Inc., a Delaware corporation.

“Restructuring” means “Restructuring” as defined in the First Amendment and Assumption Agreement.

SECTION  3.2.2.  Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Borrower Pledge and Security Agreement” in its entirety to read as follows:

“Borrower Pledge and Security Agreement” means the Amended and Restated Borrower Pledge and Security Agreement, executed and delivered by an Authorized Officer of the Borrower on the First Amendment Effective Date ((x) amending and restating in its entirety the Subsidiary Pledge and Security Agreement, dated as of August 15, 2003, among the grantors party thereto and the Administrative Agent, as amended, supplemented, amended and restated or as otherwise modified prior to the date hereof, and (y) consolidating and combining the Borrower Pledge and Security Agreement, dated as of August 15, 2003, between Reddy Ice Group and the Administrative Agent, as amended, supplemented, amended and restated or otherwise modified prior to the date hereof), together with any supplemental Foreign Pledge Agreements delivered pursuant to the terms of this Agreement, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

SECTION  3.2.3.  The definition of “Change of Control” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following parenthetical at the end of clause (b) thereof:

(it being understood that the Restructuring shall not constitute a Change of Control)

SECTION  3.2.4.  Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Subsidiary Guaranty” in its entirety to read as follows:

“Subsidiary Guaranty” means the Subsidiary Guaranty executed and delivered by an Authorized Officer of each U.S. Subsidiary pursuant to the terms of this Agreement, substantially in the form of Exhibit G hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

SECTION  3.2.5.  Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Subsidiary Pledge and Security Agreement” in its entirety to read as follows:

“Subsidiary Pledge and Security Agreement” means the Subsidiary Pledge and Security Agreement executed and delivered by Authorized Officers of the Borrower and each of its Subsidiaries pursuant to the terms of this Agreement, substantially in the form of Exhibit I hereto, together with any supplemental Foreign Pledge Agreements delivered pursuant to the terms of this Agreement, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

SECTION  3.2.6.  Section 5.2.1 of the Existing Credit Agreement is hereby amended by inserting the following parenthetical immediately at the end of clause (a) thereof:

(no representation or warranty shall be deemed not true or not correct by virtue of factual changes resulting from or arising in connection with the Restructuring or the other transactions contemplated by the First Amendment and Assumption Agreement)

SECTION  3.2.7.  Section 7.1.8 of the Existing Credit Agreement is hereby amended by deleting the second sentence thereof and replacing it with the following sentence:

The Borrower will cause any subsequently acquired or organized U.S. Subsidiary to execute a Subsidiary Guaranty (or supplement thereto) and a Subsidiary Pledge and Security Agreement (or supplement thereto) and each other applicable Loan Document pursuant to which such U.S. Subsidiary grants to the Administrative Agent in favor of the Secured Parties a security interest in, or Mortgage on, substantially all of its owned assets.

SECTION  3.2.8.  Section 7.2.9 of the Existing Credit Agreement is hereby amended by deleting the word “and” at the end of clause (a) thereof, replacing the “.” at the end of clause (b) thereof with “; and” and inserting the following clause (c) immediately following clause (b) thereof:

(c)  Reddy Ice Group may merge with and into Reddy Ice Corporation in connection with the Restructuring, with Reddy Ice Corporation surviving.

SECTION  3.2.9.  Schedule I to the Existing Credit Agreement is hereby amended to the extent necessary to reflect such factual changes as may result from each of the Existing Borrower and each Target Subsidiary merging with and into the New Borrower, with the New Borrower surviving, and any reference to the Existing Borrower or a Target Subsidiary in Schedule I to the Credit Agreement shall refer to the New Borrower (unless the context otherwise requires).

SECTION  3.2.10.  Exhibit G to the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Annex I hereto.

SECTION  3.2.11.  Exhibit I to the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Annex II hereto.

SECTION  3.3.  Amendment to Existing Subsidiary Pledge and Security Agreement.  The Existing Subsidiary Pledge and Security Agreement and the Existing Borrower Pledge and Security Agreement are hereby amended and restated in their entirety and consolidated and combined to read as a single document as set forth in Annex III hereto.

SECTION  3.4.  Amendment to Existing Parent Guaranty and Pledge Agreement.  Schedule I to the Existing Parent Guaranty and Pledge Agreement is hereby amended and restated in its entirety to read as set forth in Annex IV hereto.

SECTION  3.5.  Modifications to Existing Subsidiary Guaranty.  The obligations under the Existing Subsidiary Guaranty are hereby subsumed by, made part of and continued under the Credit Agreement as hereby amended; provided that Articles III, IV and V of the Existing Subsidiary Guaranty are hereby terminated.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

SECTION  4.1.  Amendment Effective Date.  This Agreement (and the amendments and modifications contained herein) shall become effective on the date (the “Amendment Effective Date”) when all of the conditions set forth in this Section 4.1 have been satisfied.

SECTION  4.1.1.  Execution of Counterparts.  The Administrative Agent shall have received counterparts of this Agreement, duly executed and delivered on behalf of Parent, the Existing Borrower, the New Borrower, the Administrative Agent and the Required Lenders.

SECTION  4.1.2.  Resolutions, etc.  The Administrative Agent shall have received from the New Borrower and Parent, as applicable, (a) a copy of a good standing certificate, dated a date reasonably close to the Amendment Effective Date, for each such Person and (b) a certificate, dated the Amendment Effective Date and with counterparts for each Lender, duly executed and delivered by such Person’s Secretary or Assistant Secretary, in form and substance satisfactory to the Administrative Agent.

SECTION  4.1.3.  Delivery of Notes.  The Administrative Agent shall have received, for the account of each Lender that has requested a Note, such Lender’s Notes duly executed and delivered by an Authorized Officer of the New Borrower, but only to the extent that each such Lender (x) provides such request at least 3 Business Days prior to the Amendment Effective Date and (y) delivers to the New Borrower prior to the Amendment Effective Date any Notes issued to it by the Existing Borrower.

SECTION  4.1.4.  New Borrower Pledge and Security Agreement.  The Administrative Agent shall have received executed counterparts of the Borrower Pledge and Security Agreement (formerly the Existing Subsidiary Pledge and Security Agreement, as amended by this Agreement and as set forth in Annex III), duly executed and delivered by an Authorized Officer of the New Borrower.

SECTION  4.1.5.  Borrower Certificated Security.  The Administrative Agent shall have received original certificates issued to Parent evidencing all of the issued and outstanding Capital Stock of the New Borrower, together with an undated stock power duly executed in blank, but only following receipt by the New Borrower of the original certificated securities issued by the Existing Borrower to Parent and each Target Subsidiary to the Existing Borrower, in each case held by the Administrative Agent.

SECTION  4.1.6.  Opinion of Counsel.  The Administrative Agent shall have received an opinion, dated the Amendment Effective Date and addressed to the Administrative Agent and all Lenders, from Cahill Gordon & Reindel LLP, special counsel to the Obligors, in form and substance reasonably satisfactory to the Lead Arrangers.

SECTION  4.1.7.  Restructuring.  The Administrative Agent shall have received evidence satisfactory to it that the Restructuring has been, or contemporaneously with the Amendment Effective Date will be, consummated in accordance with the terms of all applicable laws and in accordance with each of the Merger Agreements.  The Administrative Agent shall have received copies of the Merger Agreements (as well as all other closing documentation executed or delivered in connection therewith) executed and delivered by the parties thereto, each of which shall be in full force and effect.

ARTICLE V

AFFIRMATION AND CONSENT

By its signature below, Parent hereby (a) acknowledges, confirms, consents and agrees to the Restructuring, the amendments and assumptions contained herein (including, without limitation, the Assumption) and the Credit Agreement and other Loan Documents to which it is party and (b) reaffirms, as of the Amendment Effective Date, (i) the covenants and agreements made by Parent in each Loan Document to which it is a party, (ii) its guarantee of payment of the Obligations pursuant to the Parent Guaranty and Pledge Agreement, and (iii) its pledges and other grants of Liens in respect of the Obligations pursuant to the Existing Parent Guaranty and Pledge Agreement and any other Loan Document to which it is a party, in each case, as such covenants, agreements and other provisions may be modified by this Agreement.

ARTICLE VI

MISCELLANEOUS

SECTION  6.1.  Cross-References.  References in this Agreement to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Agreement.

SECTION  6.2.  Loan Document Pursuant to Credit Agreement.  This Agreement is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

SECTION  6.3.  Representations and Warranties.  In order to induce the Lenders to execute and deliver this Agreement, the New Borrower hereby represents and warrants to the Administrative Agent and the Lenders, on the Amendment Effective Date, after giving effect to this Agreement and the amendments and Assumptions, that the representations and warranties set forth in Article VI of the Credit Agreement and in each other Loan Document, in each case, are true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date) (it being understood that no representation or warranty shall be deemed not true or correct by virtue of factual changes resulting from or arising in connection with the Restructuring or any other transactions contemplated by this Agreement), and no Default has occurred and is continuing.

SECTION  6.4.  Full Force and Effect; Limited Amendment; No Novation.  Except as expressly amended or otherwise modified hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Existing Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendments and other modifications set forth herein shall be limited as provided for herein to the provisions expressly amended or modified herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Existing Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the other Existing Loan Documents.  The rights and obligations of the parties to the Existing Loan Documents with respect to the period prior to the Amendment Effective Date shall not be affected by such amendment and restatement.  It is expressly understood and agreed by the parties hereto that the agreements, assumptions, obligations and transactions contemplated in this Agreement and the Loan Documents are in no way intended to constitute a novation of the obligations (including, without limitation, the Obligations) and liabilities existing under the Existing Credit Agreement or Existing Loan Documents or evidence payment of all or any of such obligations and liabilities.

SECTION  6.5.  Liens Unimpaired.  After giving effect to this Agreement and any necessary amendments to certain of the Mortgages, neither the modification of the Existing Loan Documents effected pursuant to this Agreement nor the execution, delivery, performance or effectiveness of this Agreement will impair the validity, effectiveness or priority of the Liens granted pursuant to any Existing Loan Document or Loan Document, and such Liens will continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred other than to the extent such Liens purport to be over assets, properties or equity interest of a Person no longer existing as a result of the Restructuring.

SECTION  6.6.  IP Covenant.  Within 60 Business Days of the Amendment Effective Date (which date may be extended in the sole discretion of the Administrative Agent) the New Borrower will execute and deliver to the Administrative Agent (as applicable) a Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement, as the case may be, in all Intellectual Property (as defined in the Borrower Pledge and Security Agreement) obtained from the Existing Borrower and the Target Subsidiaries in connection with the Restructuring or otherwise unless the New Borrower shall determine in good faith (with the consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed) that any such Intellectual Property is of negligible economic value to the New Borrower.

SECTION  6.7.  Real Property Covenant.  Within 15 Business Days after the Amendment Effective Date (which date may be extended in the sole discretion of the Administrative Agent), the New Borrower will take all action reasonably requested by the Administrative Agent to maintain the first priority Lien of the Administrative Agent on all real property of the New Borrower (after giving effect to the Restructuring).

SECTION  6.8.  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the New Borrower may not assign or transfer its rights or obligations hereunder without the consent of all Lenders.

SECTION  6.9.  Counterparts.  This Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION  6.10.  Governing Law.  THIS AGREEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

REDDY ICE GROUP, INC.

By:	/s/ Steven J. Janusek
Title: Chief Financial and Accounting Officer

REDDY ICE CORPORATION

By:	/s/ Steven J. Janusek
Title: Chief Financial and Accounting Officer

REDDY ICE HOLDINGS, INC.

By:	/s/ Steven J. Janusek
Title: Chief Financial and Accounting Officer

CREDIT SUISSE, Cayman Islands Branch,
as Administrative Agent

By:	/s/ Thomas R. Cantello
Name: Thomas R. Cantello
Title: Vice President

By:	/s/ Rianka Mohan
Name: Rianka Mohan
Title: Associate

CREDIT SUISSE, Cayman Islands Branch,
as a Lender

By:	/s/ Thomas R. Cantello
Name: Thomas R. Cantello
Title: Vice President

By:	/s/ Rianka Mohan
Name: Rianka Mohan
Title: Associate

CIBC INC.

By:	/s/ E. Lindsay Gordon
Name: E. Lindsay Gordon
Title: Authorized Signatory CIBC Inc.

BEAR STEARNS CORPORATE LENDING INC.

By:	/s/ Richard Bram Smith
Name: Richard Bram Smith
Title: Vice President

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Ritam Bhalla
Name: Ritam Bhalla
Title: Authorized Signatory

WACHOVIA BANK, NATIONAL
ASSOCIATION

By:	/s/ Jennifer L. Norris
Name: Jennifer Norris
Title: Senior Vice President

JP MORGAN CHASE BANK N.A.

By:	/s/ Martha Pruitt Mathews
Name: Martha Pruitt Mathews
Title: Senior Vice President